EXHIBIT 99.4

CHRONIMED INC.

CONDENSED BALANCE SHEETS
 (IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------

                                               As of           As of        As of       As of        As of         As of
                                             March 31,        July 2,      July 3,     June 27,     June 28,     June 30,
                                               2000            1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
 ASSETS                                    (Unaudited)                                            (Unaudited)  (Unaudited)
 Current assets
   Cash and cash equivalents                  $   533         $ 3,312      $ 1,027      $ 5,038      $11,434      $ 2,203
   Available-for-sale securities                   --              --        6,509       10,274       12,803       11,596
   Accounts receivable                         43,650          32,533       19,780       17,600       15,377       12,952
   Income taxes receivable                      2,211              --        1,011          294           49        1,398
   Inventories                                  6,735           5,395        5,806        4,303        2,822        3,708
   Other current assets                           720           1,358          788          274          543          298
   Deferred taxes                                 929             929          152          977          905          900
                                              -------         -------      -------      -------      -------      -------
     Total current assets                      54,778          43,527       35,073       38,760       43,933       33,055
Available-for-sale securities                      --              --           --           --        9,069       11,606
Property and equipment                         14,674          13,850       12,156        8,594        5,752        3,309
Allowance for depreciation                     (7,781)         (5,993)      (4,007)      (2,694)      (1,790)      (1,196)
                                              -------         -------      -------      -------      -------      -------
                                                6,893           7,857        8,149        5,900        3,962        2,113
Goodwill, net                                   9,315 (a)      15,373       15,627       10,894          280           95
Net assets of discontinued operations          11,743          11,624       12,269        6,304        7,120        3,532
Other assets, net                                 107             161          162        1,127           33           --
                                              -------         -------      -------      -------      -------      -------
     Total assets                             $82,836         $78,542      $71,280      $62,985      $64,397      $50,401
                                              =======         =======      =======      =======      =======      =======
 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities
   Accounts payable                             9,151         $ 9,917      $ 5,898      $ 4,233      $ 3,285      $ 1,826
   Accrued expenses                             2,090           1,952        3,028        4,365        2,307        1,006
   Income taxes payable                            --             186           --           --          571           --
   Deferred taxes                                  --              --           --          350          404           --
   Short-term debt                              4,200              --           --           --           --           --
                                              -------         -------      -------      -------      -------      -------
     Total current liabilities                 15,441          12,055        8,926        8,948        6,567        2,832
Long-term debt                                     --              --           --           --          350           --
Deferred taxes                                     --              --           35          677          318           --
Stockholders' equity
   Common stock                                   121             121          121          118          124          119
   Additional paid-in capital                  52,763          52,499       51,668       49,838       49,569       45,357
   Retained earnings                           13,712          13,709       10,559        3,408        7,476        2,016
                                              -------         -------      -------      -------      -------      -------
                                               66,596          66,329       62,348       53,364       57,169       47,492
   Accumulated other comprehensive income         799             158          (29)          (4)          (7)          77
                                              -------         -------      -------      -------      -------      -------
     Total shareholders' equity                67,395          66,487       62,319       53,360       57,162       47,569
                                              -------         -------      -------      -------      -------      -------
                                              $82,836         $78,542      $71,280      $62,985      $64,397      $50,401
                                              =======         =======      =======      =======      =======      =======


(a) Reduction in goodwill mainly due to write-off of Clinical Partners contracts management line.

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